SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 15, 2005


                                   INYX, INC.

             (Exact name of registrant as specified in its charter)


                Nevada                333-83152            75-2870720
                ------                ---------            ----------
     (State or other jurisdiction    (Commission        (I.R.S. Employer
          of incorporation)          File Number)       Identification No.)

                825 Third Avenue, 40th Floor, New York, NY 10022
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      (a) Management of Inyx, Inc. (the "Company") concluded on February 15, 2005, in connection with its review of its pending Form SB-2 registration statements that certain of its previously issued audited and unaudited financial statements should not be relied on due to errors as described below.

            The  Company  intends  promptly  to file  Amended  Form  10-QSB (the
            "Amended Form" 10-QSB/A") to restate Items 1 and 2 of Part 1 contained in the Company's Quarterly Reports on Form 10-QSB (the "Original Form 10-QSB") for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 as originally filed with the Securities and Exchange Commission (the "Commission") on May 19, 2004, August 16, 2004 and November 22, 2004 respectively. These Amended Forms reflect restatements of the previously issued unaudited consolidated financial statements as of March 31, 2004, June 30, 2004 and September 30, 2004 respectively and the amended previously filed audited consolidated financial statements for the period from March 7, 2003 through December 31, 2003 and related changes in the Management's Discussion and Analysis of Financial Condition and Results of Operations resulting from the matters discussed below.

            The restatement resulted primarily from correction of accounting for the following transactions: (1) accounting for the acquisition of the Miza UK assets as a purchase transaction rather than a reorganization of entities under common control, (2) correction to the recognition and measurement of the beneficial conversion feature relating to convertible debt, (3) correction to classification of amortization of deferred financing costs, and (4) correction to the classification of various non recurring operating costs relating to deferred financing costs and acquisition transaction cost.

            These Amended Forms 10-QSB/A and 10KSB/A do not attempt to modify or update any other disclosures set forth in the Original Forms, except as required to reflect the effects of the noted restatements. Additionally, these Amended Forms and the Original Forms are subject to updating and supplementing as provided in the periodic reports that the Company has filed and will file after the original filing date with the Commission. In addition, the filing of these
            Amendments shall not be deemed an admission that the original filing, when made, included any untrue statement of material fact or omitted a material fact necessary to make a statement made therein not misleading.

            Management has discussed these matters with the Audit Committee, with its independent auditors, and with the Staff of the Commission in connection with its review of the Form SB-2 registration statements.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INYX, INC.

                                                     By: /s/ Jack Kachkar
                                                        ------------------------
                                                         Jack Kachkar, Chairman

Dated:  February 22, 2005


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